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                                                                    EXHIBIT (24)


                                POWER OF ATTORNEY

         The undersigned, being officers and trustees of each of the Van Kampen Closed End Trusts (individually, a "Trust") as indicated on Exhibit A attached hereto and incorporated by reference, each a Massachusetts business trust except for the Van Kampen Bond Fund, a Delaware business trust (the "Trust"), and being officers and Managing General Partners of the Van Kampen Exchange Fund (the "Fund"), a California Limited Partnership, do hereby, in the capacities shown below, appoint Michael H. Santo, Sara L. Badler and Weston B. Wetherell, each of Oakbrook Terrace, Illinois, as agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, the Registration Statement (including any and all amendments thereto), upon the advice of counsel, filed by each Trust or the Fund with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

         This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated:  August 15, 2001

         Signature                                   Title
         ---------                                   -----

/s/ Richard F. Powers, III               Chairman, Trustee/Managing General
---------------------------------        Partner and President
Richard F. Powers, III


/s/ David C. Arch                        Trustee/Managing General Partner
---------------------------------
David C. Arch


/s/ Rod Dammeyer                         Trustee/Managing General Partner
---------------------------------
Rod Dammeyer


/s/ Howard J. Kerr                       Trustee/Managing General Partner
---------------------------------
Howard J Kerr


/s/ Theodore A. Myers                    Trustee/Managing General Partner
---------------------------------
Theodore A. Myers


/s/ Hugo F. Sonnenschein                 Trustee/Managing General Partner
---------------------------------
Hugo F. Sonnenschein


/s/ Wayne W. Whalen                      Trustee/Managing General Partner
---------------------------------
Wayne W. Whalen


/s/ John L. Sullivan                     Vice President, Chief Financial Officer
---------------------------------        and Treasurer
John L. Sullivan


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                                   SCHEDULE A

                        Van Kampen Municipal Income Trust
                      Van Kampen California Municipal Trust
                          Van Kampen High Income Trust
                         Van Kampen High Income Trust II
                       Van Kampen Prime Rate Income Trust
                      Van Kampen Senior Floating Rate Fund
                         Van Kampen Senior Income Trust
                   Van Kampen Investment Grade Municipal Trust
                           Van Kampen Municipal Trust
                  Van Kampen California Quality Municipal Trust
                   Van Kampen Florida Quality Municipal Trust
                   Van Kampen New York Quality Municipal Trust
                     Van Kampen Ohio Quality Municipal Trust
                 Van Kampen Pennsylvania Quality Municipal Trust
                     Van Kampen Trust For Insured Municipals
                Van Kampen Trust For Investment Grade Municipals
           Van Kampen Trust for Investment Grade California Municipals
            Van Kampen Trust For Investment Grade Florida Municipals
           Van Kampen Trust for Investment Grade New Jersey Municipals
            Van Kampen Trust for Investment Grade New York Municipals
          Van Kampen Trust for Investment Grade Pennsylvania Municipals
                     Van Kampen Municipal Opportunity Trust
                   Van Kampen Advantage Municipal Income Trust
            Van Kampen Advantage Pennsylvania Municipal Income Trust
                   Van Kampen Strategic Sector Municipal Trust
                     Van Kampen Value Municipal Income Trust
               Van Kampen California Value Municipal Income Trust
              Van Kampen Massachusetts Value Municipal Income Trust
                Van Kampen New York Value Municipal Income Trust
                  Van Kampen Ohio Value Municipal Income Trust
              Van Kampen Pennsylvania Value Municipal Income Trust
                    Van Kampen Municipal Opportunity Trust II
                 Van Kampen Advantage Municipal Income Trust II
                    Van Kampen Select Sector Municipal Trust
                              Van Kampen Bond Fund
                             Van Kampen Income Trust
                            Van Kampen Exchange Fund